UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

On March 27, 2019, Supernus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the Company will issue a press release and host a conference call on March 28, 2019, to discuss the topline results of its final Phase III study for SPN-812 in patients 12-17 years old (P304) for the treatment of attention deficit hyperactivity disorder (“ADHD”).  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On March 28, 2019, the Company issued a press release announcing topline results from its P304 study for the treatment of ADHD in patients 12-17 years old, which is the Company’s fourth clinical trial in the SPN-812 Phase III program.  A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibit

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release Dated March 27, 2019.

Exhibit 99.2 — Press Release Dated March 28, 2019.

Exhibit 99.3 — Presentation Slides.

EXHIBIT INDEX

Number	Description

99.1	Press Release Dated March 27, 2019.	Attached

99.2	Press Release Dated March 28, 2019.	Attached

99.3	Presentation Slides.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: March 28, 2019	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Senior Vice President and Chief Financial Officer